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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                 March 16, 2000
                   Date of Report (Date of earliest reported)

                             LARGO VISTA GROUP LTD.
               (Exact name of registrant as specified in charter)

            Nevada                    000-30426                   76-0434540
(State of incorporation or other   (Commission File             (IRS Employer
         jurisdiction)                 Number)               Identification No.)

                           4570 Campus Drive, Suite 24
                             Newport Beach, CA 92660
                    (Address of principal executive offices)
                                 (949) 252-2180
               Registrant's telephone number, including area code

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      The Company has engaged Stefanou & Company LLP ("Stefanou") as its certifying accountant as of May 14, 2001 for the Company's fiscal year ending December 31, 2001. The Company has not consulted Stefanou previously.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized

Date:  May 14, 2001

                                         /s/ Daniel J. Mendez
                                          --------------
                                           Daniel J. Mendez
                                           President